UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 3, 2004

PAINCARE HOLDINGS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

FLORIDA	1-14160	(06-1110906)
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NUMBER)

37 N. ORANGE AVENUE, SUITE 500

ORLANDO, FLORIDA 32801

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES INCLUDING ZIP CODE)

(407) 926-6615

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

(407) 926-6616

(REGISTRANT’S FACSIMILE NUMBER, INCLUDING AREA CODE)

WWW.PAINCAREHOLDINGS.COM

(REGISTRANT’S WEBSITE ADDRESS)

ITEM 2	ACQUISITION OR DISPOSITION OF ASSETS

On June 3, we announced we completed the merger with Dynamic Rehabilitation Centers, Inc. (Dynamic Rehab) whereby we acquired the non-medical assets of Dynamic Rehab and pursuant to a management agreement entered into with its successor medical corporation, we will provide ongoing management and administrative services. The capital stock of Dynamic Rehab was acquired in the merger transaction from the shareholders of Dynamic. Dynamic nor its shareholders have any prior relationship with us.

Total consideration which may be paid to the shareholders of Dynamic Rehab is $9,000,000, with 50% of such consideration to be paid in cash and 50% in PainCare’s common stock. One-half of the of the purchase price ($4,500,000) was paid at closing with the remaining purchase price ($4,500,000) payable pro-rata over three years conditioned upon PainCare realizing at least $1,800,000 per year in net operating income. PainCare will fund the cash portion of the initial purchase price from the proceeds of the recently completed $5,000,000 follow-on financing by Laurus Master Fund, Ltd.

ITEM 7	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

The following financial statements, pro forma information and exhibits are filed as part of this report.

(a) Financial Statements of Business Acquired

Dynamic Rehabilitation Centers, Inc.

Report of Independent Certified Public Accountants

2003 Financial Statements:

•	Balance Sheet as of December 31, 2003

•	Statement of Operations and Retained Earnings for the year ended December 31, 2003

•	Statement of Cash Flows for the year ended December 31, 2003

Notes to Financial Statements

(b) Pro forma financial information:

•	Introduction to Unaudited Pro Forma Condensed Consolidated Financial Information

•	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2003

•	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the twelve months ended December 31, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PAINCARE HOLDINGS, INC.

Date: August 13, 2004	BY:	/s/ RANDY LUBINSKY
Chief Executive Officer and Director

Date: August 13, 2004	BY:	/s/ MARK SZPORKA
Chief Financial & Accounting Officer, Secretary and Director

Independent Auditors’ Report

The Board of Directors

Dynamic Rehabilitation Centers, Inc.

We have audited the accompanying balance sheet of Dynamic Rehabilitation Centers, Inc. as of December 31, 2003 and the related statements of operations and retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Dynamic Rehabilitation Centers, Inc. at December 31, 2003 and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Tschopp, Whitcomb & Orr, P.A.

June 16, 2004

Maitland, Florida

DYNAMIC REHABILITATION CENTERS, INC.

Balance Sheet

December 31, 2003

Assets
Current assets:
Cash	$66,300
Patient accounts receivable	720,460
Prepaid expenses	22,919

Total current assets	809,679

Property and equipment, net (notes 2 and 4)	632,779
Deposits	7,911

Total assets	$1,450,369

Liabilities and Stockholders’ Equity
Current liabilities:
Line of credit	$105,000
Accounts payable and accrued expenses	109,500
Current installments of long-term debt (note 4)	25,681
Due to stockholders (note 3)	324,673

Total current liabilities	564,854
Long-term debt, excluding current installments (note 4)	45,090

Total liabilities	609,944

Commitments and contingencies (notes 4, 5, 6 and 7))
Stockholders’ equity:
Common stock, no par value, 60,000 shares authorized, 85 shares issued and outstanding	8,500
Retained earnings	831,925

Total stockholders’ equity	840,425

Total liabilities and stockholders’ equity	$1,450,369

See accompanying notes to financial statements.

DYNAMIC REHABILITATION CENTERS, INC.

Statement of Operations and Retained Earnings

Year ended December 31, 2003

Net patient revenue	$5,066,718
Cost of patient revenue	2,583,825

Gross profit	2,482,893
General and administrative expenses	2,507,678

Operating income	(24,785)
Other expenses:
Interest	9,240
Depreciation	80,082

Total other expenses	89,322

Net loss	(114,107)
Retained earnings at beginning of year	1,578,314
Distributions to stockholders	(632,282)

Retained earnings at end of year	$831,925

See accompanying notes to financial statements.

DYNAMIC REHABILITATION CENTERS, INC.

Statement of Cash Flows

Year Ended December 31, 2003

Cash flows from operating activities:
Net loss	$(114,107)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	80,082
Loss on disposal of property and equipment	25,767
Cash provided by (used for) changes in:
Patient accounts receivable	811,616
Prepaid expenses	12,845
Deposits	7,662
Accounts payable and accrued expenses	(18,163)
Due to stockholders	(12,795)

Net cash provided by operating activities	792,907

Cash flow from investing activities:
Purchase of property and equipment	(198,631)

Net cash used in investing activities	(198,631)

Cash flows from financing activities:
Distributions to stockholders	(632,282)
Proceeds from line of credit	105,000
Repayment of long-term debt	(23,713)

Net cash used in financing activities	(550,995)

Net increase in cash	43,281
Cash at beginning of year	23,019

Cash at end of year	$66,300

Supplemental disclosures of cash flow information:
Cash paid for interest	$9,240

See accompanying notes to financial statements.

DYNAMIC REHABILITATION CENTERS, INC.

Notes to Financial Statements

December 31, 2003

(1)	Organization and Summary of Significant Accounting Policies

(a)	Organization and Mission

Dynamic Rehabilitation Centers, Inc. (Company) operates four rehabilitation clinics providing physical therapy treatment for patients who suffer from pain, located in the Detroit, Michigan area. The Company’s primary mission is to provide quality specialized treatment to the Detroit area.

(b)	Net Patient Revenue

Patient revenue is recognized at the time the service is performed at the estimated net realizable amounts from patients, third-party payors and others for services rendered. The Company is a provider under the Medicare program and various other third-party payor arrangements which provide for payments to the Company at amounts different from its established rates. Provisions for estimated third-party payor settlements, if necessary, are provided in the period the related services are rendered.

(c)	Income Taxes

The Company has elected to be taxed under the Subchapter S provisions of the Internal Revenue Code. These provisions provide that the taxable income of the Company be included in the income tax returns of the stockholders. Accordingly, no income tax related assets, liabilities or provision for income taxes has been recorded in the accompanying financial statements.

(d)	Financial Instruments Fair Value, Concentration of Business and Credit Risks

The carrying amount reported in the balance sheet for cash, accounts receivable, accounts payable and accrued expenses approximates fair value because of the immediate or short-term maturity of these financial instruments. The carrying amount reported in the accompanying balance sheets for long-term debt approximates fair value because the actual interest rates do not significantly differ from current rates offered for instruments with similar characteristics. Financial instruments which potentially subject the Company to concentrations of credit risk consist principally of patient accounts receivable which amount

(Continued)

DYNAMIC REHABILITATION CENTERS, INC.

Notes to Financial Statements

December 31, 2003

(1)	Organization and Summary of Significant Accounting Policies – (Continued)

(d)	Financial Instruments Fair Value, Concentration of Business and Credit Risks – (Continued)

to approximately $720,460. The Company performs credit evaluations of its patients prior to rendering services and generally does not require collateral. The majority of the Company’s patients are covered by third party payors such as insurance companies and Medicare. For the year ended December 31, 2003 the percentage of revenue derived from significant third party payors was as follows:

Blue Cross	54%
Medicare	15%

(e)	Use of Estimates

Management of the Company has made certain estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities to prepare these financial statements in conformity with generally accepted accounting principles. Actual results could differ from those estimates.

(f)	Cash Flows

For purposes of cash flows, cash and cash equivalents include cash on hand, cash on deposit (including interest bearing accounts) and short-term financial instruments with a maturity, from the date of purchase, of three months or less.

(2)	Property and Equipment

Property and equipment consists of the following at December 31, 2003:

Leasehold improvements	$294,600
Computer equipment and software	105,850
Furniture and fixtures	81,222
Medical and therapy equipment	783,058

1,264,730
Less accumulated depreciation	(631,951)

$632,779

DYNAMIC REHABILITATION CENTERS, INC.

Notes to Financial Statements

December 31, 2003

(3)	Due to Stockholders

Due to stockholders represent distributions payable which are non-interest bearing and due on demand.

(4)	Line of Credit and Long-Term Debt

Long-term debt consists of the following at December 31, 2003:

Note payable with monthly payments of $2,534, including interest at 8.0% through July, 2006.	$70,771
Less current installments	25,681

$45,090

At December 31, 2003, the approximate annual principal payments, with respect to the obligation existing at that date as described herein, are as follows:

Year ended December 31,
2004	$25,681
2005	27,813
2006	17,277

$70,771

The Company has a line of credit with a bank which bears interest at the bank’s prime interest rate (4.0% at December 31, 2003) and has a maximum borrowing capacity of $750,000. The outstanding balance under this line at December 31, 2003 was $105,000.

(5)	Commitments

The Company is obligated under a non-cancellable operating lease for its office facilities and various equipment. Future minimum lease payments under the Company’s non-cancellable operating lease as of December 31, 2003 are as follows:

Year ending December 31,
2004	$309,630
2005	310,830
2006	252,390
2007	206,990
2008	68,274
Thereafter	68,274

Total rent expense for the year ended December 31, 2003 was $324,610.

DYNAMIC REHABILITATION CENTERS, INC.

Notes to Financial Statements

December 31, 2003

(6)	Contingencies

Third-Party Payor Settlements

Patient service revenue is reported at the estimated net realizable amounts from patients, third-party payors and others for services rendered. The Company is a provider under Blue Cross, Medicare and various other third-party payor arrangements which provide for payments to the Clinic at amounts different from its established rates. Provisions for estimated third-party payor settlements, if necessary, are provided in the period the related services are rendered.

Medical Malpractice Claims

The Company is subject to claims and legal actions primarily as a result of medical malpractice matters which arise in the ordinary course of business. The Company maintains malpractice insurance to protect against such claims or legal actions. Management believes the ultimate resolution of such matters will be adequately covered by the Company’s insurance and will not have a material adverse effect on its financial position or results of operations.

(7)	Subsequent Event

In June 2004, the Company completed a merger with PainCare Holdings, Inc. (“PainCare”). The merger required the owner to sell certain assets of the practice to PainCare for $9,000,000 and enter into a long-term management agreement. $2,250,000 of the purchase price was paid in cash and $2,250,000 was paid in PainCare stock at closing. The remaining $4,500,000 will be paid 50% in cash and 50% in PainCare stock over a three year period assuming certain earning thresholds are met.

PAINCARE HOLDINGS, INC.

Unaudited Pro Forma Consolidated Balance Sheet

As of December 31, 2003

	PainCare Historical Statements	Dynamic Historical Statements	Pro forma Adjustments	Pro forma
Assets
Current Assets:
Cash (1)	$7,923,767	$66,300	$(2,250,000)	$5,740,067
Accounts receivable	5,100,699	720,460	—	5,821,159
Due from shareholder	203,050	—	—	203,050
Note receivable	320,353	—	—	320,353
Other current assets	—	—	—	—
Deposits & prepaid expenses	514,957	30,830	—	545,787

Total current assets	14,062,826	817,590	(2,250,000)	12,630,416
Property and equipment, net	4,730,723	632,779	—	5,363,502
Goodwill, net (1)	21,946,735	—	6,257,635	28,204,370
Other assets	2,680,665	—	—	2,680,665

Total assets	$43,420,949	$1,450,369	$4,007,635	$48,878,953
Liabilities and Stockholder’s Equity
Current liabilities:
Accounts payable & accrued expenses	$639,668	$109,500	$—	$749,168
Line of credit	—	105,000	—	105,000
Current portion of notes payable	4,216,566	25,681	—	4,242,247
Current portion of convertible debenture	306,616	—	—	306,616
Current portion of lease payable	578,557	—	—	578,557
Due to stockholders	—	324,673	—	324,673

Total current liabilities	5,741,407	564,854	—	6,306,261
Notes payable	510,141	45,090	—	555,231
Convertible debentures	10,712,000	—	—	10,712,000
Deferred income tax liability	683,300	—	—	683,300
Lease payable	2,300,165	—	—	2,300,165

Total liabilities	19,947,013	609,944	—	20,556,957
Stockholder’s equity:
Common stock, $.0001 par value (1)	2,688	8,500	(8,407)	2,781
Preferred stock, $.0001 par value	—	—	—	—
Additional paid in capital (1)	21,700,894	—	4,487,967	26,548,861
Retained earnings (1)	1,769,393	831,925	(831,925)	1,769,393
Cumulative translation adjustment	961	—	—	961

Total stockholder’s equity	23,473,936	840,425	4,007,635	28,321,996
Total liabilities & stockholder’s equity	$43,420,949	$1,450,369	$4,007,635	$48,878,953

See accompanying footnotes to unaudited pro forma financial statements.

PAINCARE HOLDINGS, INC.

Unaudited Pro Forma Consolidated Statement of Operations

For the twelve months ended December 31, 2003

	PainCare Historical Statements	Dynamic Historical Statements	Pro forma Adjustments	Pro forma
Revenues (2)	$14,980,867	$5,066,718	$1,230,282	$21,477,867
Cost of sales	4,586,732	2,583,825	—	7,170,557

Gross profit	10,394,135	2,482,893	1,230,282	14,107,310
Operating expenses:
Selling, general and administrative (3)	7,543,915	2,507,678	(685,825)	9,365,768
Amortization expense	61,463	—	—	61,463
Depreciation expense	463,190	80,082	—	543,272

Operating income	2,325,567	(104,867)	544,457	4,136,807
Interest expense	(487,786)	9,240	—	497,026
Other income	45,425	—	—	45,425

Income before taxes	1,883,206	(114,107)	544,457	3,685,206
Provision for income taxes (4)	670,300	—	193,827	864,127

Net income	$1,212,906	$(114,107)	$350,630	$2,821,079

Basic earnings per share				$0.13

Basic weighted average shares outstanding				21,700,034

Diluted earnings per share				$0.11

Diluted weighted average shares outstanding				25,054,844

See accompanying footnotes to unaudited pro forma financial statements.

Footnotes to Unaudited Pro Forma Financial Statements

(1)	Represents the impact of the purchase of the outstanding shares of Dynamic Rehabilitation Centers, Inc. including the issuance of 927,414 shares of PainCare Holdings, Inc. common stock at $2.4261 per share and the resulting goodwill of $6,257,635 using the purchase method of accounting.

(2)	Adjustment for the revenue increase due to a revised payor contract.

(3)	Adjustment for non-recurring general and administrative expenses, including non-recurring compensation paid to management.

(4)	Adjustment for estimated income tax liability based on an income tax rate of 35.6%.